EXHIBIT 10.37
EXECUTION COPY
SECOND AMENDMENT TO
FIRST AMENDED AND RESTATED CREDIT AGREEMENT
(Wachovia/Arbor)
     THIS SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 24, 2009 (this “Amendment No. 2”), is entered into by and among ARBOR REALTY FUNDING LLC, a Delaware limited liability company (together with its successors and permitted assigns, “Arbor Realty Funding”), as a borrower, ARSR TAHOE, LLC, a Delaware limited liability company (together with its successors and permitted assigns, “ARSR Tahoe”), as a borrower, ARBOR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and permitted assigns, “Arbor Realty”), as a borrower, ART 450 LLC, a Delaware limited liability company (together with its successors and permitted assigns, “ART 450”), as a borrower, ARBOR REALTY SR, INC., a Maryland corporation (together with its successors and permitted assigns, “ARSR”), as a borrower, ARBOR ESH II LLC (together with its successors and permitted assigns, “Arbor ESH” and, together with Arbor Realty Funding, ARSR Tahoe, Arbor Realty and ARSR, each individually referred to herein as a “Borrower” and collectively referred to herein as the “Borrowers”), as a borrower, ARBOR REALTY TRUST, INC., a Maryland corporation (together with its successors and permitted assigns, “ART”), as a guarantor, Arbor Realty, as a guarantor, ARSR, as a guarantor (ARSR, together with ART and Arbor Realty, the “Guarantors”), the several banks and other financial institutions party to the Credit Agreement (each, together with its successors and assigns, a “Lender” and, collectively, the “Lenders”), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”), and consented to by ARSR, as the pledgor (together with its successors and permitted assigns, the “Pledgor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and permitted assigns, “Custodian”), as the custodian. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below and as amended hereby).
R E C I T A L S
     WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to that certain First Amended and Restated Credit Agreement, dated as of July 23, 2009 (as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, including pursuant to that First Amendment to First Amended and Restated Credit Agreement and Other Credit Documents, dated as of December 16, 2009 and by this Amendment No. 2, the “Credit Agreement”);
     WHEREAS, concurrently herewith, the Borrowers, the Guarantors and the Administrative Agent are entering into that certain Second Amended and Restated Fee Letter, dated as of the date hereof;
     WHEREAS, the Borrowers and the Guarantors desire to make certain modifications to the Credit Agreement;
Second Amendment to Credit Agreement
(Wachovia/Arbor)

     WHEREAS, the Administrative Agent and the Lenders are willing to modify the Credit Agreement as requested by the Borrowers and the Guarantors on the terms and conditions specified herein;
     WHEREAS, each Guarantor desires to evidence its agreement to the amendments and modifications set forth herein and to reaffirm its obligations under the Guaranty; and
     WHEREAS, the Pledgor is a party to other Credit Documents and related agreements that may be affected, directly or indirectly, by this Amendment No. 2 and desires to evidence its agreement to the amendments and modifications set forth herein.
     NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
     Section 1. Amendments to Credit Agreement.
     (a) The following new definitions are added to Section 1.1 of the Credit Agreement (to be inserted in the correct alphabetical order):
     ““Amendment No. 2” means that certain Second Amendment to First Amended and Restated Credit Agreement, dated as of December 24, 2009, by and among the Borrowers, the Guarantors, the Administrative Agent and the lenders party thereto, as consented to by the Pledgor and Custodian.”
     “Credit Obligations” means the outstanding obligations under the Loans, the Credit Agreement, the Notes and any other Credit Document and the Aggregate Unpaids (as defined in the Working Capital Facility). For the avoidance of doubt, “Credit Obligations” does not include any Credit Party-Related Obligation that does not arise under the Credit Agreement or the other Credit Documents or under the Working Capital Facility.”
““Discounted Payoff Amount” shall have the meaning set forth in the Fee Letter.”
     ““Excess Principal Amount” means the difference (if positive) between the amount of any principal payment or prepayment received from an Obligor with respect to a Pledged Mortgage Asset and the Release Amount for such Pledged Mortgage Asset.”
““Payoff Extension Amount” shall have the meaning set forth in the Fee Letter.”
     (b) The definition of “Fee Letter” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “Fee Letter” shall mean the Second Amended and Restated Fee Letter, dated as of December 24, 2009, by the Administrative Agent, as acknowledged and agreed by the Borrowers and the Guarantors, as amended, modified, extended, restated, replaced, or supplemented from time to time.
     (c) Clause (EIGHTH) of Subsection 2.9(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows, new clauses (NINTH) and (TENTH) are hereby added to Subsection 2.9(a)(ii) of the Credit Agreement and the proviso appearing at the end of Subsection 2.9(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety:
Second Amendment to Credit Agreement
(Wachovia/Arbor)

     “EIGHTH, to the extent amounts owed pursuant to clauses FIRST through SEVENTH above have been paid in full from all sources of Income (including, but not limited to, the application of principal payments and prepayments received from Obligors) to the Borrowers, any remaining Excess Principal Amount with respect to any Pledged Mortgage Asset deposited into the Collection Account since the previous Payment Date;
     NINTH, pari passu and pro rata (based on the amounts owed to such Persons under this clause), to the principal amount of the Loans outstanding and not repaid pursuant to clauses “FIRST” through “SEVENTH” above and the Aggregate Outstanding Principal (as defined in the Working Capital Facility), in each case, in such manner and order as the Administrative Agent shall determine in its discretion; and
     TENTH, pari passu and pro rata (based on the amounts owed to such Persons under this clause) to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus;
     provided, however, that if a Default or Event of Default has occurred and is continuing or a mandatory prepayment under Section 2.5 is due but the applicable time period for payment of such amount has not expired, amounts available pursuant to clause “EIGHTH” or “TENTH” shall not be transferred to the Borrowers but shall remain in the Collection Account and be applied (i) in the case of a mandatory prepayment under Sections 2.2 or 2.5, in reduction of such mandatory prepayments when due and payable, with the balance being remitted to the Borrowers, and (ii) in the case of a Default or Event of Default, in reduction of the Obligations in accordance with Section 2.9(b).”
     (d)The following new Section 2.18 is hereby added to the Credit Agreement:
     “Section 2.18 Discounted Payoff Amount.
     (a) Notwithstanding anything set forth in the Credit Documents to the contrary, subject to the terms of this Section 2.18, Lender will accept the Discounted Payoff Amount in full satisfaction of the Credit Obligations provided, that (i) no Event of Default has occurred and is continuing, (ii) the Lender has received the Discounted Payoff Amount in immediately available funds on or before May 31, 2010 (as such date may be extended as set forth in clause (b) below, the “Payoff Date”), (iii) the Borrowers and the Guarantors deliver to the Lender and the Administrative Agent on or before the Payoff Date an executed agreement terminating the Credit Documents (subject to any provisions which by the terms expressly survive termination) other than the Warrant Agreements and Registration Rights Agreement, which shall continue in full force and effect, in the form of Exhibit A attached hereto, and (iv) the conditions set forth in Section 2.16(a) of the Working Capital Facility Loan Agreement have been satisfied.
     (b) Upon written notice by the Borrowers to the Administrative Agent delivered to the Administrative Agent no later than ten (10) calendar days prior to the Payoff Date, provided no Event of Default has occurred and is continuing and the Borrowers pay the Payoff Extension Amount before the effective date of the extension, the Borrowers shall be entitled to up to two 45 day extensions of the Payoff Date. To the extent applicable, the first extension shall extend the Payoff Date to July 15, 2010 and shall be effective, provided no Event of Default has occurred and is continuing, upon the payment of the Payoff Extension Amount no later than May 28, 2010, which amount shall be applied to the principal amount of the Loans outstanding and the Aggregate Outstanding Principal (as defined in the Working Capital Facility) in such order and manner as the Administrative Agent determines in its discretion and credited against the Discounted Payoff Amount. To the extent applicable, the second extension shall
Second Amendment to Credit Agreement
(Wachovia/Arbor)

extend the Payoff Date to August 27, 2010 and shall be effective, provided no Event of Default has occurred and is continuing, upon the payment of the Payoff Extension Amount no later than July 14, 2010, which amount shall be applied to the principal amount of the Loans outstanding and the Aggregate Outstanding Principal (as defined in the Working Capital Facility) in such order and manner as the Administrative Agent determines in its discretion and credited against the Discounted Payoff Amount.
     (c) In the event that any of the conditions set forth in this Section 2.18 are not satisfied on or before Payoff Date (as the same may be extended in accordance with the terms hereof), the Lender shall have no obligation whatsoever under this Section 2.18 or otherwise to accept the Discounted Payoff Amount in satisfaction of the outstanding Credit Obligations. For the avoidance of doubt, until the conditions precedent set forth in this Section 2.18 are satisfied, the Lender and the Administrative Agent shall have the right to exercise all of its rights and remedies under the Credit Documents, the Loan Documents (as defined in the Working Capital Facility) and Requirements of Law. Notwithstanding anything set forth in the Credit Documents, the Administrative Agent shall apply any amounts received under this Section 2.18 to the principal amount of the Loans outstanding and the Aggregate Outstanding Principal (as defined in the Working Capital Facility) in such order and manner as the Administrative Agent determines in its discretion. For the avoidance of doubt, until the Borrowers pay the Discounted Payoff Amount and comply with the other provisions of this Section 2.18, all obligations, duties and agreements of the Borrowers and Guarantors continue to remain in full force and effect.
     (d) All principal payments received and applied to the outstanding principal under the Credit Documents or the Loan Documents (as defined in the Working Capital Facility) on and after December 11, 2009 shall be credited against the Discounted Payoff Amount.
     (e) The parties acknowledge that pursuant to Transactions on December 11, 2009 and December 16, 2009, the Borrowers have made principal payments in the net aggregate amount of $16,854,428, which amount shall be credited against the Discounted Payoff Amount.
     (f) Promptly after application by the Administrative Agent of payments to reduce the Release Amounts of any Collateral pursuant to the terms hereof, the Administrative Agent shall give the Borrowers notice of the Pledged Mortgage Assets to which such payments have been applied.”
     (e) Section 10.2(a)(i) f the Credit Agreement is hereby amended and restated in its entirety as follows:
               ”(i) If to the Borrowers or any other Credit Party:
c/o Arbor Commercial Mortgage LLC
333 Earle Ovington Boulevard
Uniondale, New York 11553
Attention: John Bishar, Esq.
Phone No.: (516) 506-4590
Facsimile No.: (516) 542-2561
With a copy to:
Arbor Commercial Mortgage LLC
333 Earle Ovington Boulevard
Uniondale, New York 11553
Attention: John Natalone
Phone No.: (516) 506-4409
Facsimile No.: (516) 832-6409”
Second Amendment to Credit Agreement
(Wachovia/Arbor)

     Section 2. Credit Documents in Full Force and Effect as Modified.
     Except as specifically modified hereby or the Fee Letter, the Credit Documents shall remain in full force and effect in accordance with their terms. All references to any Credit Document shall be deemed to mean each Credit Document as modified by this Amendment No. 2 and the Fee Letter. This Amendment No. 2 and the Fee Letter shall not constitute a novation of the Credit Documents, but shall constitute modifications thereof. The parties hereto agree to be bound by the terms and conditions of the Credit Documents, as modified by this Amendment No. 2 and the Fee Letter, as though such terms and conditions were set forth herein. Each of the Borrowers, the Guarantors and the Pledgor hereby ratifies the Credit Agreement and the other Credit Documents and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and the other Credit Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations. This Amendment No. 2 is a Credit Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.
     Section 3. Representations.
     Each of the Borrowers, the Guarantors and the Pledgor represents and warrants, as of the date of this Amendment No. 2, as follows:
     (a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization and each jurisdiction where it conducts business;
     (b) the execution, delivery and performance by it of this Amendment No. 2 and the Fee Letter is within its corporate, company or partnership powers, has been duly authorized and does not contravene (1) its Authority Documents or its applicable resolutions, (2) any Requirements of Law or (3) any Contractual Obligation, Indebtedness or Guarantee Obligation;
     (c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or other Person is required in connection with the execution, delivery, performance, validity or enforceability by or against it of this Amendment No. 2 or the Fee Letter;
     (d) this Amendment No. 2 and the Fee Letter have been duly executed and delivered by it;
     (e) this Amendment No. 2, the Fee Letter and each of the Credit Documents as modified thereby constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;
     (f) the Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Secured Parties, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens subject to Permitted Liens;
Second Amendment to Credit Agreement
(Wachovia/Arbor)

     (g) no Default or Event of Default exists or will exist after giving effect to this Amendment No. 2;
     (h) each of the Credit Documents is in full force and effect and neither the Borrowers, the Guarantors nor the Pledgor has any defense, offset, counterclaim, abatement, right of rescission or other claims, actions, causes of action, demands, damages or liabilities of any kind or nature, in all cases whether legal or equitable, available to the Borrowers, the Guarantors, the Pledgor or any other Person with respect to (i) this Amendment No. 2, the Credit Agreement, the Credit Documents or any other instrument, document and/or agreement described herein or therein, as modified and amended hereby, (ii) the obligation of the Borrowers and the Guarantors to repay the Obligations and other amounts due under the Credit Documents or (iii) the Administrative Agent, the Lenders or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising out of or from or in any way related to or in connection with the Credit Agreement or the Credit Documents, including, without limitation, any action by such Persons, or failure of such Persons to act, under the Credit Agreement or the other Credit Documents on or prior to the date hereof; and
     (i) except as specifically provided in this Amendment No. 2, the Obligations are not reduced or modified by this Amendment No. 2.
     Section 4. Conditions Precedent.
     The effectiveness of this Amendment No. 2 and the Fee Letter is subject to the following conditions precedent: (i) delivery to the Administrative Agent of this Amendment No. 2 and the Fee Letter duly executed by each of the parties hereto; (ii) the payment of all legal fees and expenses of Moore & Van Allen PLLC, as counsel to the Administrative Agent, in the amount to be set forth on a separate invoice; and (iii) delivery to the Administrative Agent of such other documents, agreements or certifications as the Administrative Agent may reasonably require.
     Section 5. Miscellaneous.
     (a) This Amendment No. 2 may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.
     (b) The descriptive headings of the various sections of this Amendment No. 2 are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
     (c) This Amendment No. 2 may not be amended or otherwise modified, waived or supplemented except as provided in the Credit Agreement.
     (d) The interpretive provisions of Sections 1.2 through 1.8 of the Credit Agreement are incorporated herein mutatis mutandis.
     (e) This Amendment No. 2 and the Fee Letter represents the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.
Second Amendment to Credit Agreement
(Wachovia/Arbor)

     (f) THIS AMENDMENT NO. 2 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT NO. 2 SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     (g) Each provision of this Amendment No. 2 shall be valid, binding and enforceable to the fullest extent permitted by Requirements of Law. In case any provision in or obligation under this Amendment No. 2 shall be invalid, illegal or unenforceable in any jurisdiction (either in its entirety or as applied to any Person, fact, circumstance, action or inaction), the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction or as applied to any Person, fact, circumstance, action or inaction, shall not in any way be affected or impaired thereby.
     (h) In consideration of the Lenders and the Administrative Agent entering into this Amendment No. 2, each of the Borrowers, each of the Guarantors and the Pledgor hereby waives, releases and discharges the Administrative Agent, the Lenders and the Administrative Agent’s and the Lenders’ respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises out of or from or in any way relating to or in connection with the Credit Agreement or the Credit Documents, including but not limited to, any action or failure to act under the Credit Agreement or the other Credit Documents on or prior to the date hereof, except, with respect to any such Person being released hereby, any actions, causes of action, claims, demands, damage and liabilities arising out of such Person’s gross negligence or willful misconduct in connection with the Credit Agreement or the other Credit Documents.
     (i) Each Guarantor (i) agrees to and consents to the terms and provisions of this Amendment No. 2, (ii) acknowledges and confirms that the Guaranty remains in full force and effect notwithstanding this Amendment No. 2, and (iii) reaffirms its obligations under the Guaranty.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
Second Amendment to Credit Agreement
(Wachovia/Arbor)

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:	ARBOR REALTY FUNDING, LLC, a Delaware
limited liability company

By:	/s/ John Natalone
	Name:	John Natalone
	Title:	Executive Vice President

ARSR TAHOE, LLC, a Delaware limited liability company
By:	/s/ John Natalone
	Name:	John Natalone
	Title:	Executive Vice President

ARBOR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership
By:	/s/ John Natalone
	Name:	John Natalone
	Title:	Executive Vice President

ART 450 LLC, a Delaware limited liability company
By:	/s/ John Natalone
	Name:	John Natalone
	Title:	Executive Vice President

ARBOR REALTY SR, INC., a Maryland corporation
By:	/s/ John Natalone
	Name:	John Natalone
	Title:	Executive Vice President

ARBOR ESH II LLC, a Delaware limited liability company
By:	/s/ John Natalone
	Name:	John Natalone
	Title:	Executive Vice President

[Signatures Continued on the Following Page]
Second Amendment to Credit Agreement
(Wachovia/Arbor)

GUARANTORS:	ARBOR REALTY TRUST, INC.,
a Maryland corporation

By:	/s/ John Natalone
	Name:	John Natalone
	Title:	Executive Vice President

ARBOR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership
By:	/s/ John Natalone
	Name:	John Natalone
	Title:	Executive Vice President

ARBOR REALTY SR, INC., a Maryland corporation
By:	/s/ John Natalone
	Name:	John Natalone
	Title:	Executive Vice President

[Signatures Continued on the Following Page]
Second Amendment to Credit Agreement
(Wachovia/Arbor)

ADMINISTRATIVE AGENT:	WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent on behalf of the Lenders

By:	/s/ John Nelson
	Name:	John Nelson
	Title:	Managing Director

LENDER:	WACHOVIA BANK, NATIONAL ASSOCIATION,
as Lender

By:	/s/ John Nelson
	Name:	John Nelson
	Title:	Managing Director

[Signatures Continued on the Following Page]
Second Amendment to Credit Agreement
(Wachovia/Arbor)

CONSENTED TO BY:

PLEDGOR:	ARBOR REALTY SR, INC.,
a Maryland corporation

By:	/s/ John Natalone
	Name:	John Natalone
	Title:	Executive Vice President

Second Amendment to Credit Agreement
(Wachovia/Arbor)

CONSENTED TO BY:

THE CUSTODIAN:	WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Kathleen Marshall
	Name:	Kathleen Marshall
	Title:	Vice President

Address for Notices:
Wells Fargo Bank, National Association
1055 10th Avenue SE
Minneapolis, Minnesota 55414
Attention:	Kathleen Marshall
Vice President
Facsimile No:	(612) 466–5416
Confirmation No:	(612) 667-8032
Second Amendment to Credit Agreement
(Wachovia/Arbor)

Exhibit A
Form of Release Agreement
TERMINATION AND RELEASE AGREEMENT
(Wachovia/Arbor)
     THIS TERMINATION AND RELEASE AGREEMENT, dated as of [                                         ], 2010 (this “Release Agreement”), is entered into by and among ARBOR REALTY FUNDING LLC, a Delaware limited liability company (together with its successors and permitted assigns, “Arbor Realty Funding”), as a borrower, ARSR TAHOE, LLC, a Delaware limited liability company (together with its successors and permitted assigns, “ARSR Tahoe”), as a borrower, ARBOR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and permitted assigns, “Arbor Realty”), as a borrower, ART 450 LLC, a Delaware limited liability company (together with its successors and permitted assigns, “ART 450”), as a borrower, ARBOR REALTY SR, INC., a Maryland corporation (together with its successors and permitted assigns, “ARSR”), as a borrower and as pledgor, ARBOR ESH II LLC (together with its successors and permitted assigns, “Arbor ESH” and, together with Arbor Realty Funding, ARSR Tahoe, Arbor Realty and ARSR, each individually referred to herein as a “Borrower” and collectively referred to herein as the “Borrowers”), as a borrower, ARBOR REALTY TRUST, INC., a Maryland corporation (together with its successors and permitted assigns, “ART”), as a guarantor, Arbor Realty, as a guarantor, ARSR, as a guarantor (ARSR, together with ART and Arbor Realty, the “Guarantors”), the several banks and other financial institutions party to the Credit Agreement (each, together with its successors and assigns, a “Lender” and, collectively, the “Lenders”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and permitted assigns, “Custodian”), as the custodian. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).
R E C I T A L S
     WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to that certain First Amended and Restated Credit Agreement, dated as of July 23, 2009 (as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, including, but not limited to, pursuant to that First Amendment to First Amended and Restated Credit Agreement and Other Credit Documents, dated as of December 16, 2009, and that Second Amendment to First Amended and Restated Credit Agreement, dated as of December 24, 2009 (the “Second Amendment”), the “Credit Agreement”);
     WHEREAS, the Borrower has requested, and the Lender and the Administrative Agent have agreed, subject to all covenants, terms and conditions provided for in the Second Amendment, to accept the Discounted Payoff Amount, which amount is less than the outstanding principal amount of the Loan, in full satisfaction of the Credit Obligations, provided that the Borrowers pay to the Lender such Discounted Payoff Amount and the other amounts required under the Second Amendment in a timely manner, the Borrowers, the Guarantors and the Pledgors execute this Release Agreement and the other requirements of the Second Amendment are satisfied;
Termination and Release Agreement
(Wachovia/Arbor)

     WHEREAS, the Custodian is party to a Credit Document and desires to evidence its agreement to the termination set forth herein; and
     WHEREAS, the Borrowers, the Guarantors, the Pledgors, the Lender, the Administrative Agent and the Custodian desire to terminate their rights, duties and obligations under the Credit Agreement and the other Credit Documents (other than the Warrant Agreements and Registration Rights Agreement, which shall continue in full force and effect) (such terminated documents hereinafter referred to as the “Terminated Documents”; for the avoidance of doubt, agreements evidencing or relating to Credit-Party-Related Obligations which are unrelated to the Credit Agreement and/or Credit Documents are not being terminated hereby and are not part of the Terminated Documents).
     NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
     Section 1. Release of Lender and Administrative Agent.
     Each of the Borrowers, the Guarantors and the Pledgor hereby waives, releases and discharges the Lender, the Administrative Agent and the Lender’s and the Administrative Agent’s successors, assigns, affiliates, officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages, liabilities, controversies, duties, covenants, responsibilities, obligations, costs, losses and /or expenses of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected, whether existing now or hereafter, arising out of, from or in any way relating to or in connection with, directly or indirectly, the Credit Agreement or the other Credit Documents including, but not limited to, any action or failure to act under the Credit Agreement or the other Credit Documents, on or prior to the date hereof.
     Section 2. Termination of Credit Documents.
     (a) Subject to Section 4 of this Release Agreement, the rights, duties and obligations (except those rights, duties and obligations that expressly survive termination, as set forth in the Terminated Documents) of each party under the Credit Agreement and the other Terminated Documents, are hereby terminated, and each of the parties hereto agrees that all duties and obligations (except such duties and obligations that expressly survive termination, as set forth in the Credit Agreement and the other Terminated Documents) of each party shall be released hereby.
     (b) On and after the effective date of this Release Agreement, the Borrowers and the Custodian shall execute and/or deliver such other certifications, documents and agreements as the Administrative Agent shall from time to time reasonably require to give effect to this Release Agreement.
     Section 3. Representations.
     Each of the Borrowers, the Guarantors and the Pledgor represents and warrants, as of the date of this Release Agreement, as follows:
     (a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization and each jurisdiction where it conducts business;
     (b) the execution, delivery and performance by it of this Release Agreement is within its corporate, company or partnership powers, has been duly authorized and does not contravene (1) its
Termination and Release Agreement
(Wachovia/Arbor)

Exh A - 2

Authority Documents or its applicable resolutions, (2) any Requirements of Law or (3) any Contractual Obligation, Indebtedness or Guarantee Obligation;
     (c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or other Person is required in connection with the execution, delivery, performance, validity or enforceability by or against it of this Release Agreement;
     (d) this Release Agreement has been duly executed and delivered by it;
     (e) this Release Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;
     (f) neither the Borrowers, the Guarantors nor the Pledgor has any defense, offset, counterclaim, abatement, right of rescission or other claims, actions, causes of action, demands, damages or liabilities of any kind or nature, in all cases whether legal or equitable, available to the Borrowers, the Guarantors, the Pledgor or any other Person with respect to (i) this Release Agreement, the Credit Agreement, the Credit Documents or any other instrument, document and/or agreement described herein or therein, as modified and amended hereby, or (ii) the Administrative Agent, the Lenders or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising out of or from or in any way related to or in connection with the Credit Agreement or the Credit Documents, including, without limitation, any action by such Persons, or failure of such Persons to act, under the Credit Agreement or the other Credit Documents on or prior to the date hereof; and
     (g) the Recitals set forth herein are true and correct.
     Section 4. Conditions Precedent.
     The effectiveness of this Release Agreement is subject to the following conditions precedent: (i) delivery to the Administrative Agent of this Release Agreement duly executed by each of the parties hereto and the Termination and Release Agreement, dated as of the date hereof (the “Working Capital Facility Release”), by and among ART, as a borrower, Arbor Realty GPOP, Inc., as a borrower, Arbor Realty LPOP, Inc., as a borrower, Arbor Realty, as a borrower, ARSR, as a borrower, Arbor Realty Collateral Management, LLC, as a borrower, Wachovia Bank, National Association, as a lender and administrative agent, and Wells Fargo Bank, National Association, as the custodian, which agreements shall be held in escrow by the Administrative Agent’s counsel pending satisfaction of the other conditions set forth in this Section 4; (ii) payment to the Lender and the Administrative Agent of the Discounted Payoff Amount in a timely manner and the Borrowers’ satisfaction of all other conditions contained in the Second Amendment; (iii) the representations and warranties set forth in Section 3 are true and correct in all material respects; (iv) the payment of all legal fees and expenses of Moore & Van Allen PLLC, as counsel to the Administrative Agent, in the amount to be set forth on a separate invoice; and (v) delivery to the Administrative Agent of such other documents, agreements or certifications as the Administrative Agent may reasonably require. Upon satisfaction of the foregoing conditions, which satisfaction must be confirmed in writing by the Administrative Agent and the Administrative Agent’s release from escrow to all parties copies of this Release Agreement and the Working Capital Facility Release executed by all parties, the Borrowers are authorized (at the Borrowers’ expense) to terminate the relevant UCC financing statements filed against the Borrowers and the Pledgor in connection with the Terminated Documents and the Custodian is authorized to release to the Borrowers all Mortgage Asset Files and other documents held pursuant to the Custodial Agreement.
Termination and Release Agreement
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     Section 5. Miscellaneous.
     (a) This Release Agreement may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.
     (b) The descriptive headings of the various sections of this Release Agreement are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
     (c) This Release Agreement may not be amended or otherwise modified, waived or supplemented except as provided in the Credit Agreement.
     (d) The interpretive provisions of Sections 1.2 through 1.8 of the Credit Agreement are incorporated herein mutatis mutandis.
     (e) This Release Agreement represents the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.
     (f) THIS RELEASE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS RELEASE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     (g) Each provision of this Release Agreement shall be valid, binding and enforceable to the fullest extent permitted by Requirements of Law. In case any provision in or obligation under this Release Agreement shall be invalid, illegal or unenforceable in any jurisdiction (either in its entirety or as applied to any Person, fact, circumstance, action or inaction), the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction or as applied to any Person, fact, circumstance, action or inaction, shall not in any way be affected or impaired thereby.
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     IN WITNESS WHEREOF, the parties have caused this Release Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:	ARBOR REALTY FUNDING, LLC, a Delaware
limited liability company

By:
Name:
Title:

ARSR TAHOE, LLC, a Delaware limited liability company
By:
Name:
Title:

ARBOR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership
By:
Name:
Title:

ART 450 LLC, a Delaware limited liability company
By:
Name:
Title:

ARBOR REALTY SR, INC., a Maryland corporation
By:
Name:
Title:

ARBOR ESH II LLC, a Delaware limited liability company
By:
Name:
Title:

[Signatures Continued on the Following Page]
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Exh A - 1

GUARANTORS:	ARBOR REALTY TRUST, INC.,
a Maryland corporation

By:
Name:
Title:

ARBOR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership
By:
Name:
Title:

ARBOR REALTY SR, INC., a Maryland corporation
By:
Name:
Title:

PLEDGOR:	ARBOR REALTY SR, INC.,
a Maryland corporation

By:
Name:
Title:

[Signatures Continued on the Following Page]
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ADMINISTRATIVE AGENT:	WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent on behalf of the Lenders

By:
	Name:	John Nelson
	Title:	Managing Director

LENDER:	WACHOVIA BANK, NATIONAL ASSOCIATION,
as Lender

By:
	Name:	John Nelson
	Title:	Managing Director

[Signatures Continued on the Following Page]
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THE CUSTODIAN:	WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Address for Notices:

Wells Fargo Bank, National Association
1055 10th Avenue SE
Minneapolis, Minnesota 55414
Attention:	Karolyn Kleingartner
Trust Officer
Facsimile No:	(612) 466–5416
Confirmation No:	(612) 466–5895
Termination and Release Agreement
(Wachovia/Arbor)

Exh A - 4